--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                Semiannual Report
                               Equity Income Fund
--------------------------------------------------------------------------------
                                  June 30, 1998
--------------------------------------------------------------------------------

REPORT HIGHLIGHTS
================================================================================

EQUITY INCOME FUND

* Stocks continued their strong performance over the first half of the year, but the environment grew challenging for funds with a value approach to investing.

* Results were behind the S&P 500 and the Lipper average for the six months ended June 30 but were close to the peer group for the past 12 months.

* Fund returns were hindered by low exposure to technology shares and a relatively high focus on weaker energy and utility stocks.

* While we are disappointed with short-term results, our investment approach remains unchanged and should continue to benefit shareholders over time.

* We still believe that the blistering broad market returns of recent years are likely to moderate, and we will continue to seek sound investments as the opportunities arise.

FELLOW SHAREHOLDERS

     The equity market performed very well in the first half of 1998 as low inflation, a benign interest rate environment, and generally healthy corporate earnings provided fuel for the advance. As the first half progressed and signs of a deceleration in economic growth became visible, the environment grew increasingly challenging for value-oriented funds such as yours.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 6/30/98                                 6 Months        12 Months
--------------------------------------------------------------------------------
Equity Income Fund .........................             6.27%            19.39%
S&P 500 ....................................            17.71             30.16
Lipper Equity Income
Funds Average ..............................             9.13             20.94
================================================================================

     During the first half, company size and the predictability of earnings growth emerged as critical requirements for investment success. Characteristics such as low stock valuations and above-average yield were viewed as something to avoid rather than to seek. As shown in the table, your fund's results lagged the broad market because of its focus on precisely the type of investment approach that has recently been out of favor. Equity income funds in general struggled during the period, and we struggled more than most for reasons we will explain. Nevertheless, your fund provided an attractive return for the 12 months ended June 30, 1998, which was only slightly behind our peer group average. Given the conservative nature of the fund, it is difficult to keep up with the broad market in times of powerful market advances.

DIVIDEND DISTRIBUTION

     Your Board of Trustees declared a second quarter income dividend of $0.16 per share, bringing your 1998 total income distribution to $0.30 per share. This distribution was paid on June 29 to shareholders of record on June 25. You should have already received your check or statement reflecting this activity.

PORTFOLIO STRATEGY

     In light of the fund's first half performance, it helps to review exactly how the fund invests, and why. We follow a value approach, meaning that we invest in companies our analysis suggests are undervalued on the basis of earnings, dividends, cash flow, asset value, or some combination of these measures. There is a contrarian element to this approach in that many companies appearing undervalued by these measures are often out of favor for a variety of company- or industry-related reasons. We invest in them in the belief that the market's short-term sentiment is often too negative, and that investors will view our companies more favorably in the future. Generally, this is a relatively conservative style of equity investing with reasonable return potential and an emphasis on risk control.

     [Security Diversification pie chart showing Bonds, 2%; Common Stocks, 91%; Convertibles, 1%; and reserves, 6%]

     Several shareholders have called or written to ask if the fund somehow lost its way in the first half of 1998. Without doubt, we have been out of sync with the market even though we did nothing differently in the last six months than we have been doing since 1985. We made the investment decisions outlined in the Major Portfolio Changes table following the letter for the same reasons as in the past. The largest purchases represent companies that have attractively priced earnings and dividend streams, whose share prices are depressed because of various reasons and investor concerns. In our view, these stocks have the ability to advance from their current low prices and provide good returns over time. Each company also offers a reasonable level of dividend income in the current low-rate environment.

     Our largest sales, on the other hand, were of companies that we bought at significantly lower prices when they were undervalued according to our in-house analysis. They had performed well and no longer appeared as attractively valued to us. We reinvested proceeds from these sales in companies with more upside potential, in our view, that were generally trading at lower multiples of earnings and had higher dividend yields.

     However, despite the consistency of our investment approach, several factors combined to hurt results so far in 1998. First, in terms of sector allocation, the fund had little exposure to the strong technology sector and too much exposure to the weaker energy and utility sectors. We deliberately avoided many of the 50 or so S&P 500 stocks that have accounted for so much of the broad market advance, since many had very high price/earnings ratios and low or nonexistent dividend yields. Some individual holdings impaired the first half return as well, including UNION PACIFIC, with its well-publicized problems, and more cyclical stocks such as DOW CHEMICAL and NORFOLK SOUTHERN, all of which were among our top positions.

     In short, some unfortunate short-term sector decisions, a handful of laggards among our major stocks, and our avoidance of many large- capitalization growth companies that do not meet our investment criteria restrained results during the first six months. While we are unhappy about these short-term problems, the fund's 12-month return is still in line with the peer group, and the average annual return for the past 10 years surpasses the average for similar funds. Since our focus has always been on the long term, we remain confident that our investment approach will continue to provide attractive returns for shareholders.

==============================
While  we  are  unhappy  about
these short-term problems, the
fund's   12-month   return  is
still  in line  with  the peer
group . . .
------------------------------

     Some have expressed concern about the fund's asset allocation and its rapid growth over the last few years. At the end of June, 91% of total assets were invested in stocks, and 9% in bonds, convertibles, and money market securities. This structure has not changed significantly since year-end, and we do not envision major changes going forward. Equity Income Fund's growth in assets under management has been significant but has not hampered our ability to invest efficiently, since most investments are in larger companies. As you review the Twenty-five Largest Holdings table, you will see that we hold many large-cap companies with ample liquidity. If overall size should ever become a problem for the fund, rest assured that I would be the first to be concerned about it.

SUMMARY AND OUTLOOK

     In recent reports, we commented that the stock market cannot keep soaring to new heights forever, yet it has been exceeding the expectations of even the most optimistic bulls. However, at some point, stock market returns should begin to moderate from their unsustainable levels. Investor expectations are currently very high, signs of speculative activity are rising, and investors appear more focused on return than on risk.

     Nevertheless, despite lofty valuations and the volatile twists and turns that are likely to occur along the way, we are confident that our investment approach will continue to reward investors over time. Whatever type of environment we face, we assure you that our efforts will be focused on making sound investment decisions on your behalf in the months and years ahead.

     As always, we appreciate your continued confidence and support.

Respectfully submitted,

/s/

Brian C. Rogers
President and Chairman of the Investment Advisory Committee
July 24, 1998

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                         6/30/98
--------------------------------------------------------------------------------
Mellon Bank .................................................               1.7%
American Home Products ......................................               1.5
Exxon .......................................................               1.4
Starwood Hotels & Resorts ...................................               1.4
ALLTEL ......................................................               1.4
--------------------------------------------------------------------------------
Amoco .......................................................               1.3
Dow Chemical ................................................               1.3
Atlantic Richfield ..........................................               1.3
Chevron .....................................................               1.2
Pharmacia & Upjohn ..........................................               1.2
--------------------------------------------------------------------------------
Philip Morris ...............................................               1.2
St. Paul Companies ..........................................               1.2
Norfolk Southern ............................................               1.1
Texaco ......................................................               1.1
SBC Communications ..........................................               1.1
--------------------------------------------------------------------------------
GTE .........................................................               1.0
General Mills ...............................................               1.0
Anheuser-Busch ..............................................               1.0
Mobil .......................................................               1.0
J.P. Morgan .................................................               1.0
--------------------------------------------------------------------------------
Union Pacific ...............................................               1.0
United States Surgical ......................................               1.0
GE ..........................................................               1.0
Eastman Kodak ...............................................               0.9
AT&T ........................................................               0.9
--------------------------------------------------------------------------------
Total .......................................................              29.2%
================================================================================

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
MAJOR PORTFOLIO CHANGES
Listed in descending order of size
6 Months Ended 6/30/98

Ten Largest Purchases
--------------------------------------------------------------------------------
Starwood Hotels & Resorts *
Hercules *
Kimberly-Clark
TRW *
3M
Browning-Ferris *
Amoco
Crescent Real Estate Equities *
Phelps Dodge *
Hewlett-Packard *

Ten Largest Sales
--------------------------------------------------------------------------------
AT&T
Echlin **
Enron **
Sprint **
American Express **
McGraw-Hill **
Repsol **
Unilever N.V. **
Western Resources **
Cadbury Schweppes **

*    Position added
**   Position eliminated
================================================================================

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Equity Income Fund SEC graph shown here]


================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
Periods Ended 6/30/98            1 Year      3 Years      5 Years      10 Years
Equity Income Fund               19.39%       23.96%       19.60%        15.61%
================================================================================

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Equity Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Unaudited

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------

                                             6 Months             Year
                                                Ended            Ended
                                              6/30/98         12/31/97       12/31/96       12/31/95       12/31/94       12/31/93
NET ASSET VALUE
Beginning of period ...................    $    26.07       $    22.54      $   20.01      $   15.98      $   16.65      $   15.63
Investment activities
        Net investment income .........          0.30             0.66           0.64           0.66           0.60           0.54
        Net realized and
        unrealized gain (loss) ........          1.34             5.67           3.38           4.56           0.13           1.74
        Total from
        investment activities .........          1.64             6.33           4.02           5.22           0.73           2.28
Distributions
        Net investment income .........         (0.30)           (0.66)         (0.65)         (0.65)         (0.59)         (0.54)
        Net realized gain .............         (0.13)           (2.14)         (0.84)         (0.54)         (0.81)         (0.72)
        Total distributions ...........         (0.43)           (2.80)         (1.49)         (1.19)         (1.40)         (1.26)
NET ASSET VALUE
End of period .........................    $    27.28       $    26.07      $   22.54      $   20.01      $   15.98      $   16.65
Ratios/Supplemental Data
Total return^ .........................          6.27%           28.82%         20.40%         33.35%          4.53%         14.84%
Ratio of expenses to
average net assets ....................          0.78%+           0.79%          0.81%          0.85%          0.88%          0.91%
Ratio of net investment
income to average
net assets ............................          2.25%+           2.67%          3.08%          3.69%          3.63%          3.23%
Portfolio turnover rate ...............          10.1%            23.9%          25.0%          21.4%          36.3%          31.2%
Net assets, end of period
(in millions) .........................    $   14,084       $   12,771      $   7,818      $   5,215      $   3,204      $   2,851

^    Total return  reflects the rate that an investor  would have earned on an investment  in the fund during each period,  assuming reinvestment of all distributions.
+    Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1998

================================================================================
Portfolio of Investments
--------------------------------------------------------------------------------
                                                      Shares/Par           Value
In thousands

Common Stocks  90.9%
FINANCIAL  15.3%
Bank and Trust  8.8%
BANC ONE .........................................     2,100,000      $  117,206
BankBoston .......................................     1,400,000          77,875
Bankers Trust New York ...........................       850,000          98,653
Chase Manhattan ..................................     1,400,000         105,700
First Union ......................................     1,700,000          99,025
Fleet Financial Group ............................     1,200,000         100,200
J. P. Morgan .....................................     1,200,000         140,550
Mellon Bank ......................................     3,500,800         243,743
Mercantile Bankshares ............................     1,312,700          45,657
National City ....................................     1,000,000          71,000
PNC Bank .........................................       958,300          51,569
Wells Fargo ......................................       225,000          83,025
                                                                       1,234,203

Insurance  4.9%
American General .................................     1,828,600         130,174
EXEL .............................................     1,200,000          93,375
Hilb, Rogal and Hamilton .........................       153,100           2,392
Lincoln National .................................       800,000          73,100
SAFECO ...........................................     2,600,000         118,056
St. Paul Companies ...............................     3,869,450         162,759
Transamerica .....................................       650,000          74,831
Willis-Corroon ADR ...............................     3,500,000          43,969
                                                                         698,656

Financial Services  1.6%
Fannie Mae .......................................     2,100,000         127,575
Travelers Group ..................................     1,549,800          93,957
                                                                         221,532
Total Financial ..................................                     2,154,391

UTILITIES  14.7%
Telephone Services  7.9%
ALLTEL ...........................................     4,200,000         195,300
AT&T .............................................     2,300,000         131,387
BCE ADR ..........................................     1,916,600      $   81,815
Bell Atlantic ....................................     2,400,000         109,500
BellSouth ........................................     1,400,000          93,975
Frontier .........................................     2,000,000          63,000
GTE ..............................................     2,600,000         144,625
SBC Communications ...............................     3,800,000         152,000
Southern New England Telecommunications ..........     1,157,000          75,784
U.S. West ........................................     1,300,000          61,100
                                                                       1,108,486

Electric Utilities  6.8%
BGE ..............................................     1,400,000          43,488
Central and South West ...........................     1,400,000          37,625
Dominion Resources ...............................     1,600,000          65,200
DQE ..............................................     1,750,000          63,000
Duke Energy ......................................     2,000,000         118,500
Entergy ..........................................     1,700,000          48,875
FirstEnergy ......................................     3,159,965          97,169
GPU ..............................................       931,800          35,234
Houston Industries ...............................     2,700,000          83,362
PacifiCorp .......................................     2,250,000          50,906
PECO Energy ......................................     2,200,000          64,212
Southern Company .................................     3,700,000         102,444
Teco Energy ......................................     1,750,000          46,922
Unicom ...........................................     2,750,000          96,422
                                                                         953,359
Total Utilities ..................................                     2,061,845

CONSUMER NONDURABLES  17.1%
Cosmetics  0.9%
International Flavors & Fragrances ...............     2,850,000         123,797
                                                                         123,797

Beverages  1.6%
Anheuser-Busch ...................................     3,029,000         142,931
Brown-Forman (Class B) ...........................     1,300,000          83,525
                                                                         226,456

Food Processing  3.8%
General Mills ....................................     2,100,000         143,588
Heinz ............................................     1,593,600          89,441
Kellogg ..........................................     1,500,000        $ 56,344
McCormick ........................................     3,000,000         107,156
Quaker Oats ......................................     1,944,800         106,842
Sara Lee .........................................       500,000          27,969
                                                                         531,340

Hospital Supplies/Hospital Management  2.7%
Abbott Laboratories ..............................      2,000,000         81,750
Bausch & Lomb ....................................      1,500,000         75,187
Baxter International .............................        800,000         43,050
Smith & Nephew (GBP) .............................     16,840,700         42,038
United States Surgical ...........................      3,000,000        136,875
                                                                         378,900

Pharmaceuticals  3.2%
American Home Products ...........................     4,000,000         207,000
Amgen * ..........................................       609,000          39,832
Johnson & Johnson ................................       500,000          36,875
Pharmacia & Upjohn ...............................     3,600,000         166,050
                                                                         449,757

Miscellaneous Consumer Products  4.9%
Armstrong World ..................................     1,000,000          67,375
Fortune Brands ...................................     2,400,000          92,250
Philip Morris ....................................     4,200,000         165,375
PPG Industries ...................................     1,500,000         104,344
RJR Nabisco ......................................     2,750,000          65,312
Tomkins (GBP) ....................................    17,200,000          93,408
Unifi ............................................       338,800          11,604
UST ..............................................     3,700,000          99,900
                                                                         699,568
Total Consumer Nondurables .......................                     2,409,818

CONSUMER SERVICES  5.0%
General Merchandisers  1.2%
J.C. Penney ......................................     1,500,000         108,469
May Department Stores ............................     1,000,000          65,500
                                                                         173,969

Specialty Merchandisers  0.4%
Tupperware .......................................     1,800,000          50,625
                                                                          50,625

Entertainment and Leisure  0.7%
Hilton ...........................................     1,746,400        $ 49,772
Reader's Digest (Class A) ........................     2,100,000          56,963
                                                                         106,735

Media and Communications  2.7%
Dow Jones ........................................     1,600,000          89,200
Dun & Bradstreet .................................     2,000,000          72,250
Knight-Ridder ....................................     2,100,000         115,631
R.R. Donnelly ....................................     2,200,000         100,650
                                                                         377,731
Total Consumer Services ..........................                       709,060

CONSUMER CYCLICALS  6.8%
Automobiles and Related  2.1%
Genuine Parts ....................................     3,000,000         103,687
GM ...............................................     1,600,000         106,900
TRW ..............................................     1,700,000          92,863
                                                                         303,450

Building and Real Estate  3.0%
Crescent Real Estate Equities, REIT ..............     2,200,000          73,975
Rouse ............................................       771,600          24,257
SECURITY CAPITAL PACIFIC TRUST, REIT .............     1,400,000          31,500
Simon DeBartolo Group, REIT ......................     3,489,532         113,410
Starwood Hotels & Resorts, REIT ..................     3,200,000         154,600
Weingarten Realty Investors, REIT ................       600,000          25,087
                                                                         422,829

Miscellaneous Consumer Durables  1.7%
Eastman Kodak ....................................     1,800,000         131,513
Whirlpool ........................................     1,500,000         103,125
                                                                         234,638
Total Consumer Cyclicals .........................                       960,917

TECHNOLOGY  1.6%
Electronic Systems  0.4%
Hewlett-Packard ..................................     1,000,000          59,875
                                                                          59,875

Electronic Components  0.6%
AMP ..............................................     2,600,000        $ 89,375
                                                                          89,375

Aerospace and Defense  0.6%
AlliedSignal .....................................     1,700,000          75,438
                                                                          75,438
Total Technology .................................                       224,688

CAPITAL EQUIPMENT  1.8%
Electrical Equipment  1.3%
GE ...............................................     1,500,000         136,500
Hubbell (Class B) ................................     1,300,000          54,112
                                                                         190,612

Machinery  0.5%
Cooper Industries ................................     1,200,000          65,925
                                                                          65,925
Total Capital Equipment ..........................                       256,537

BUSINESS SERVICES AND
TRANSPORTATION  5.1%
Transportation Services  0.2%
Alexander & Baldwin ..............................     1,022,500          29,717
                                                                          29,717

Miscellaneous Business Services  2.3%
Browning-Ferris ..................................     2,500,000          86,875
GATX .............................................     1,000,000          43,875
H&R Block ........................................     1,920,600          80,905
Waste Management .................................     3,000,000         105,000
                                                                         316,655

Railroads  2.6%
Burlington Northern Santa Fe .....................       750,000          73,641
Norfolk Southern .................................     5,250,000         156,515
Union Pacific ....................................     3,150,000         138,994
                                                                         369,150
Total Business Services and Transportation .......                       715,522

ENERGY  11.6%
Energy Services  0.5%
Witco ............................................     2,600,000       $  76,050
                                                                          76,050

Integrated Petroleum - Domestic  4.3%
Amerada Hess .....................................     1,950,000         105,909
Atlantic Richfield ...............................     2,300,000         179,687
British Petroleum ADR ............................       983,680          86,810
Occidental Petroleum .............................     2,500,000          67,500
Phillips Petroleum ...............................     1,200,000          57,825
Unocal ...........................................     1,200,000          42,900
USX-Marathon .....................................     1,900,000          65,194
                                                                         605,825

Integrated Petroleum - International  6.8%
Amoco ............................................     4,500,000         187,312
Chevron ..........................................     2,100,000         174,431
Exxon ............................................     2,800,000         199,675
Mobil ............................................     1,850,000         141,756
Royal Dutch Petroleum ADR ........................     1,772,800          97,172
Texaco ...........................................     2,600,000         155,188
                                                                         955,534
Total Energy .....................................                     1,637,409

PROCESS INDUSTRIES  9.8%
Diversified Chemicals  3.8%
Dow Chemical .....................................     1,900,000         183,706
DuPont ...........................................     1,750,000         130,594
Eastman Chemical .................................       500,000          31,125
Hercules .........................................     2,600,000         106,925
Olin .............................................     2,000,000          83,375
                                                                         535,725

Specialty Chemicals  3.2%
3M ...............................................     1,400,000         115,062
Great Lakes Chemical .............................     2,200,000          86,763
Imperial Chemical ADR ............................     1,000,000          64,500
Lubrizol .........................................     1,300,000          39,325
Nalco Chemical ...................................     2,000,000        $ 70,250
Pall .............................................     3,443,000          70,582
                                                                         446,482

Paper and Paper Products  2.0%
Consolidated Papers ..............................     2,510,200          68,403
Kimberly-Clark ...................................     2,500,000         114,687
Union Camp .......................................     2,000,000          99,250
                                                                         282,340

Forest Products  0.7%
Georgia-Pacific ..................................       700,000          41,256
International Paper ..............................     1,500,000          64,500
                                                                         105,756

Building & Construction  0.1%
Georgia-Pacific Timber ...........................       525,000          12,108
                                                                          12,108
Total Process Industries .........................                     1,382,411

BASIC MATERIALS  2.0%
Metals  1.4%
Inco .............................................     2,500,000          34,063
Phelps Dodge .....................................     1,000,000          57,187
Reynolds Metals ..................................     1,000,000          55,937
USX-U.S. Steel ...................................     1,500,000          49,500
                                                                         196,687

Mining  0.6%
Lonrho (GBP) .....................................     3,200,000          15,014
Lonrho Africa (GBP) * ............................     2,134,000           2,619
Newmont Mining ...................................     2,750,000          64,969
                                                                          82,602
Total Basic Materials ............................                       279,289

Miscellaneous Common Stocks  0.1% ................                        10,931
Total Common Stocks (Cost  $9,487,496) ...........                    12,802,818

Convertible Preferred Stocks  0.1%
Crown Cork & Seal, 4.50% .........................       500,000          22,375
Total Convertible Preferred Stocks (Cost $24,026).                        22,375

Convertible Bonds  0.6%
Bell Atlantic Financial Services, (144a),
5.75%, 4/1/03 ....................................   $35,000,000         $35,853
Corporate Express, Notes, 4.50%, 7/1/00 ..........     2,000,000           1,859
Corporate Express, (144a), 4.50%, 7/1/00 .........    19,000,000          17,660
Roche Holding, LYONs, 0%, 4/20/10 ................    43,985,000          25,512
Total Convertible Bonds (Cost $74,635) ...........                        80,884

Corporate Bonds  0.3%
Starwood Hotel & Resort, Sr. Secured Notes, VR
                7.898%, 2/23/03 ..................    42,500,000         42,500
Total Corporate Bonds (Cost $42,460) .............                       42,500

U.S. Government Obligations/
Agencies  2.7%
U.S. Treasury Bonds
                6.875%, 8/15/25 ..................    75,000,000          86,859
U.S. Treasury Notes
                5.50%, 11/15/98 ..................    57,900,000          57,918
                5.875%, 11/15/99 - 2/15/00 .......   125,000,000         125,613
                6.25%, 5/31/99 ...................    50,000,000          50,321
                6.50%, 10/15/06 ..................    50,000,000          53,093
                8.875%, 11/15/98 .................     5,000,000           5,063

Total U.S. Government Obligations/
Agencies (Cost  $362,784) ........................                       378,867
Short-Term Investments  5.4%
Money Market Funds  5.4%
Reserve Investment Fund, 5.69% # + ...............   763,343,361         763,343
Total Short-Term Investments (Cost  $763,343) ....                       763,343

Total Investments in Securities
100.0% of Net Assets (Cost $10,754,744) ..........                  $ 14,090,787
Other Assets Less Liabilities ....................                       (6,826)

NET ASSETS .......................................                  $ 14,083,961

#      Seven-day yield
+      Affiliated company
*      Non-income producing
ADR    American Depository Receipt
REIT   Real Estate Investment Trust
VR     Variable rate
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 0.38% of net assets.
GBP    British sterling
LYONs  Liquid Yield Option Notes

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1998

================================================================================
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands
Assets
Investments in securities, at value
        Affiliated companies (cost $763,343) ...................     $   763,343
        Other companies (cost $9,991,401) ......................      13,327,444
        Total investments in securities ........................      14,090,787
Other assets ...................................................          72,288
Total assets ...................................................      14,163,075
Liabilities
Total liabilities ..............................................          79,114
NET ASSETS .....................................................      14,083,961
Net Assets Consist of:
Accumulated net investment income - net of distributions .......     $     3,076
Accumulated net realized gain/loss - net of distributions ......         460,806
Net unrealized gain (loss) .....................................       3,336,061
Paid-in-capital applicable to 516,233,547 shares of
no par value capital stock outstanding;
unlimited shares authorized ....................................      10,284,018
NET ASSETS .....................................................     $14,083,961
NET ASSET VALUE PER SHARE ......................................     $     27.28

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------
Unaudited
Statement of Operations
In thousands
                                                                        6 Months
                                                                           Ended
                                                                         6/30/98
Investment Income
Income
        Dividend ..............................................         $167,746
        Interest ..............................................           41,409
        Total income ..........................................          209,155
Expenses
        Investment management .................................           39,487
        Shareholder servicing .................................           12,915
        Registration ..........................................              570
        Prospectus and shareholder reports ....................              394
        Custody and accounting ................................              208
        Directors .............................................               20
        Legal and audit .......................................               12
        Miscellaneous .........................................               51
        Total expenses ........................................           53,657
Net investment income .........................................          155,498
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
        Securities ............................................          464,038
        Foreign currency transactions .........................               61
        Net realized gain (loss) ..............................          464,099
Change in net unrealized gain or loss
        Securities ............................................          205,559
        Other assets and liabilities
        denominated in foreign currencies .....................               19
        Change in net unrealized gain or loss .................          205,578
Net realized and unrealized gain (loss) .......................          669,677
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ........................................         $825,175

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------
Unaudited

================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands
                                                        6 Months            Year
                                                           Ended           Ended
                                                         6/30/98        12/31/97
Increase (Decrease) in Net Assets
Operations
        Net investment income ...................      $ 155,498       $ 281,009
        Net realized gain (loss) ................        464,099         859,742
        Change in net unrealized gain or loss ...        205,578       1,503,279
        Increase (decrease) in net assets
        from operations .........................        825,175       2,644,030
Distributions to shareholders
        Net investment income ...................       (153,943)      (281,472)
        Net realized gain .......................        (66,339)      (948,478)
        Decrease in net assets from distributions       (220,282)    (1,229,950)
Capital share transactions *
        Shares sold .............................      1,995,579       3,858,730
        Distributions reinvested ................        212,255       1,194,182
        Shares redeemed .........................     (1,499,951)    (1,513,941)
        Increase (decrease) in net assets
        from capital share transactions .........        707,883       3,538,971
Net Assets
Increase (decrease) during period ...............      1,312,776       4,953,051
Beginning of period .............................     12,771,185       7,818,134
End of period ...................................   $ 14,083,961    $ 12,771,185
*Share information
        Shares sold .............................         73,617         156,117
        Distributions reinvested ................          7,657          47,135
        Shares redeemed .........................        (54,893)       (60,273)
        Increase (decrease) in shares outstanding         26,381         142,979

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1998

================================================================================
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

       T. Rowe Price Equity Income Fund , Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 31, 1985.

       The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

       VALUATION Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Trustees, or by persons delegated by the Board, best to reflect fair value.

       Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

       Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

       For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

       Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

       AFFILIATED COMPANIES As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

       CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

       PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

       OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

       Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,091,349,000 and $1,306,671,000, respectively, for the six months ended June 30, 1998.

NOTE 3 - FEDERAL INCOME TAXES

       No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

       At June 30, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $10,754,744,000, and net unrealized gain aggregated $3,336,043,000, of which $3,586,673,000 related to appreciated investments and $250,630,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

       The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $6,641,000 was payable at June 30, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.25% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

       In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund.

       T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeepin g services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $9,627,000 for the six months ended June 30, 1998, of which $1,750,000 was payable at period-end.

       Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund and Spectrum Income Fund held approximately 4.8% of the outstanding shares of the Equity Income Fund at June 30, 1998. For the six months then ended, the fund was allocated $851,000 of Spectrum expenses, $123,000 of which was payable at period-end.

       The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1998, totaled $23,227,000 and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------
Investment Services And Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

          BY PHONE Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

          IN PERSON Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

AUTOMATED 24-HOUR SERVICES

          TELE*ACCESS [REGISTRATION MARK] Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

          INTERNET. T. Rowe Price Web site: www.troweprice.com All the information and services available on Tele*Access are available on our Web site, including transactions in your fund and Discount Brokerage accounts (with preauthorized access).

ACCOUNT SERVICES

          CHECKING Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

          AUTOMATIC INVESTING Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

          AUTOMATIC WITHDRAWAL If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

          DIVIDEND AND CAPITAL GAINS PAYMENT OPTIONS Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

DISCOUNT BROKERAGE*

          INVESTMENTS AVAILABLE You can trade stocks, bonds, options, precious metals, mutual funds, and other securities at a savings over regular commission rates.

          TO OPEN AN ACCOUNT Call a shareholder service representative for more information.

Investment Information

          COMBINED STATEMENT A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type. Detail pages itemize account transactions.

          SHAREHOLDER REPORTS Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

          T. ROWE PRICE REPORT This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

          PERFORMANCE   UPDATE  This  quarterly  report  reviews  recent  market
          developments and provides comprehensive performance information for every T. Rowe Price fund.

          INSIGHTS This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

          DETAILED INVESTMENT GUIDES Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk or CD-ROM for PC use) can help you determine and reach your investment goals.

    *A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS
--------------------------------------------------------------------------------
DOMESTIC
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended  Equity  Market Index
Financial  Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications**
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era New  Horizons***
Real Estate
Science & Technology
Small-Cap  Stock
Small-Cap  Value***
Spectrum  Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL
Emerging  Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum  International

BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE
California   Tax-Free  Bond
Florida   Insured Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free  Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit Municipal  Income
Summit  Municipal  Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
Emerging Markets Bond
Global Bond +
International Bond

MONEY MARKET FUNDS ++
--------------------------------------------------------------------------------
TAXABLE
Prime Reserve
Summit Cash  Reserves
U.S.  Treasury  Money

TAX-FREE
California  Tax-Free  Money
New York Tax-Free  Money
Summit  Municipal Money Market
Tax-Exempt  Money

BLENDED ASSET FUNDS
Balanced
Personal  Strategy Balanced
Personal  Strategy  Growth
Personal  Strategy  Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
--------------------------------------------------------------------------------

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Formerly named Equity Index.
** Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/28/97.
***  Closed to new investors.

+    Formerly named Global Government Bond.

++ Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

     Please call for a prospectus. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. Rowe Price Discount Brokerage
--------------------------------------------------------------------------------
DISCOUNT BROKERAGE

A Division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC

     This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T. Rowe Price Discount Brokerage, you can buy and sell individual securities-stocks, bonds, options, and others-as well as mutual funds at considerable commission savings over full-service brokers.* We also provide a wide range of services, including:

     AUTOMATED TELEPHONE and Internet Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs provide additional savings on commissions.**

     INVESTOR INFORMATION A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports, can help you better evaluate economic trends and investment opportunities.

     DIVIDEND REINVESTMENT Service Virtually all stocks held in customer accounts are eligible for this service, free of charge.

* Based on an April 1998 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary by size of order.

**   Discount applies to our current commission schedule.  All trades subject to
     a  $35   minimum   commission   except   equity   trades   placed   through
     Internet-Trader, which are subject to a $29.95 minimum commission.

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT,  CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

TO OPEN A DISCOUNT BROKERAGE
ACCOUNT OR OBTAIN INFORMATION,
CALL: 1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Equity Income Fund.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.           F71-051  6/30/98